UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2020

Commission File Number: 00115757

ImageWare Systems, Inc.
(Exact name of registrant as specified in its charter.)

Delaware (State or other jurisdiction of incorporation or organization)	33-0224167 (IRS Employer Identification No.)

13500 Evening Creek Drive N, Suite 550,
San Diego, California 92128
(Address of principal executive offices)

858-673-8600
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	IWSY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02    Results of Operations and Financial Condition.

On June 25, 2020, ImageWare Systems, Inc. (the "Company") hosted a quarterly conference call to provide a report regarding the Company’s financial condition and results from operations for the quarter ended March 31, 2020. A copy of the transcript of the call and press release are attached hereto as Exhibit 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 for Form 8-K, the information in Item 2.02 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01    Regulation FD Disclosure.

See Item 2.02 of this Current Report on Form 8-K.

Item 8.01 Other Events.

Appointment of Executives.

On June 25, 2020, the Company announced the appointment of Sudheer Koganti as Vice President of Engineering, effective June 22, 2020. Mr. Koganti has led, built and managed a wide variety of successful products across embedded, mobile and cloud.  His career includes pioneering Eudora email products, core OS design and system architecture for the next generation of BREW, a security and privacy focused Android browser, and Qualcomm Wireless Edge Services. Mr. Koganti has been awarded more than eight patents, with a core patent around the basic algorithm to sync data between a device and a server. Mr. Koganti holds a Master of Science in Computer Science from the University of Missouri-Columbia.

On July 1, 2020, the Company announced the appointment of Christopher D. Dickson as Vice President of Sales, effective June 30, 2020. Mr. Dickson has over 25 years of sales and business development experience in Security, Blockchain, Cloud and Enterprise software. Hi career includes eighteen years with Computer Associates, where he held key sales leadership positions in various parts of the world including Australia, New York, California and Switzerland. Prior to joining the Company, Mr. Dicksson held positions at The Bitfury Group (a Forbes 50 blockchain company), Panaya, an EnterpriseSaaS company, and Verizon Enterprise. Mr. Dickson studied Computer Studies at the Central Institute of Technology, now Victoria University.

There are no family relationships between Messrs. Dickson and Koganti and any director or executive officer of the Company. A copy of the press releases issued by the Company regarding Messrs. Koganti’s and Dickson's appointment is attached to this Current Report as Exhibit 99.3 and 99.4.

 IP Licensing Program.

On June 30, 2020, the Company announced the launch an IP licensing program marked by the engagement of ipCapital Group®, Inc., based in Williston, Vermont. ipCapital Group will assist in establishing the new business unit and co-creating an IP monetization model from which ImageWare will derive a discrete stream of annual revenue. Under the agreement, ipCapital will oversee the first two years of developing the business unit. A copy of the press release announcing the IP licensing program is attached to this Current Report as Exhibit 99.5.

Item 9.01    Financial Statements and Exhibits.

Exhibits:

Exhibit Number	Description
99.1	Earnings call transcript dated June 25, 2020.
99.2	Press release dated June 25, 2020.
99.3	Press release dated June 25, 2020.
99.4	Press release dated July 1, 2020.
99.5	Press release dated June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2020	ImageWare Systems, Inc.

By: /s/ Jonathan D. Morris Name: Jonathan D. Morris Title: Chief Financial Officer